Liquidity and Capital Resources (Mymd Pharmaceuticals Inc.)	12 Months Ended
Dec. 31, 2020
Mymd Pharmaceuticals Inc. [Member]
Liquidity and Capital Resources

Note 2—Liquidity and capital resources

Historically, the Company has been primarily engaged in developing MyMD-1. In the course of these activities, the Company has sustained substantial losses. The Company’s ability to fund ongoing operations and future clinical trials required for Food and Drug Administration approval is dependent on the Company’s ability to obtain significant additional external funding in the near term. Since inception, the Company financed its operations through the sale of common stock and related party financings. See Note 3 for details of a related party line of credit established in 2019. In November 2020, the Company entered into a $3,000,000 secured promissory note agreement with Akers. See Note 4 for further details. Upon the consummation of the Merger discussed above in Note 1 with Akers, both the related party loan and line of credit will be repaid in full. Additional sources of financing may be sought by the Company. However, there can be no assurance that any fundraising will be achieved on commercially reasonable terms, if at all.

The Company expects to be able to fund operations through the anticipated merger, or through the first quarter of 2022, with available borrowings on the related party line of credit and loan payable. Should actual cash expenditures exceed management’s budget, the Company may be forced to curtail operations along with implementing other cost-saving measures, such as a reduction in staff, reducing the use of outside professional service providers, or significantly modifying or delaying the development of our product candidate.